Exhibit 10.9(b)
FIRST AMENDMENT TO THE
PROTHENA CORPORATION PLC
2018 LONG TERM INCENTIVE PLAN

This First Amendment (this “First Amendment”) to the Prothena Corporation plc 2018 Long Term Incentive Plan (“2018 LTIP”), was made and adopted by the Board of Directors (“Board”) of Prothena Corporation plc, a public limited company organized under the laws of Ireland (the “Company”), on February 25, 2020, effective as of May 19, 2020, the date approved by the Company’s shareholders (the “Amendment Date”).

RECITALS

WHEREAS, the Company maintains the 2018 LTIP; and

WHEREAS, the Board believes it is in the best interests of the Company and its shareholders to amend the 2018 LTIP to increase the number of ordinary shares authorized for issuance under the 2018 LTIP.

NOW, THEREFORE, BE IT RESOLVED, that the 2018 LTIP is hereby amended as follows, effective as of the Amendment Date:

AMENDMENT

1.Section 2.28 of the 2018 LTIP is hereby amended and restated in its entirety as follows:

“2.28 “Overall Share Limit” means the sum of (i) 3,300,000 Shares; (ii) the aggregate number of Shares that remain available for future awards under the Prior Plan as of immediately prior to the Effective Date; and (iii) any Shares that are subject to Prior Plan Awards that become available for issuance under the Plan pursuant to Article V.”

2.This First Amendment shall be and hereby is incorporated into and forms a part of the 2018 LTIP, and except as expressly provided herein, all terms and conditions of the 2018 LTIP shall remain in full force and effect.

SECOND AMENDMENT TO THE
PROTHENA CORPORATION PLC
2018 LONG TERM INCENTIVE PLAN

This Second Amendment (this “Second Amendment”) to the Prothena Corporation plc 2018 Long Term Incentive Plan, as amended (“2018 LTIP”), was made and adopted by the Board of Directors (“Board”) of Prothena Corporation plc, a public limited company organized under the laws of Ireland (the “Company”), on February 25, 2021, effective as of May 18, 2021, the date approved by the Company’s shareholders (the “Amendment Date”).

RECITALS

WHEREAS, the Company maintains the 2018 LTIP; and

WHEREAS, the Board believes it is in the best interests of the Company and its shareholders to amend the 2018 LTIP to increase the number of ordinary shares authorized for issuance under the 2018 LTIP.

NOW, THEREFORE, BE IT RESOLVED, that the 2018 LTIP is hereby amended as follows, effective as of the Amendment Date:

AMENDMENT

1.Section 2.28 of the 2018 LTIP is hereby amended and restated in its entirety as follows:

“2.28 “Overall Share Limit” means the sum of (i) 5,100,000 Shares; (ii) the aggregate number of Shares that remain available for future awards under the Prior Plan as of immediately prior to the Effective Date; and (iii) any Shares that are subject to Prior Plan Awards that become available for issuance under the Plan pursuant to Article V.”

2.This Second Amendment shall be and hereby is incorporated into and forms a part of the 2018 LTIP, and except as expressly provided herein, all terms and conditions of the 2018 LTIP shall remain in full force and effect.

THIRD AMENDMENT TO THE
PROTHENA CORPORATION PLC
2018 LONG TERM INCENTIVE PLAN

This Third Amendment (this “Third Amendment”) to the Prothena Corporation plc 2018 Long Term Incentive Plan, as amended (“2018 LTIP”), was made and adopted by the Board of Directors (“Board”) of Prothena Corporation plc, a public limited company organized under the laws of Ireland (the “Company”), on February 23, 2022, effective as of May 17, 2022, the date approved by the Company’s shareholders (the “Amendment Date”).

RECITALS

WHEREAS, the Company maintains the 2018 LTIP; and

WHEREAS, the Board believes it is in the best interests of the Company and its shareholders to amend the 2018 LTIP to increase the number of ordinary shares authorized for issuance under the 2018 LTIP.

NOW, THEREFORE, BE IT RESOLVED, that the 2018 LTIP is hereby amended as follows, effective as of the Amendment Date:

AMENDMENT

1.Section 2.28 of the 2018 LTIP is hereby amended and restated in its entirety as follows:

“2.28 “Overall Share Limit” means the sum of (i) 7,100,000 Shares; (ii) the aggregate number of Shares that remain available for future awards under the Prior Plan as of immediately prior to the Effective Date; and (iii) any Shares that are subject to Prior Plan Awards that become available for issuance under the Plan pursuant to Article V.”

2.This Third Amendment shall be and hereby is incorporated into and forms a part of the 2018 LTIP, and except as expressly provided herein, all terms and conditions of the 2018 LTIP shall remain in full force and effect.

FOURTH AMENDMENT TO THE
PROTHENA CORPORATION PLC
2018 LONG TERM INCENTIVE PLAN

This Fourth Amendment (this “Fourth Amendment”) to the Prothena Corporation plc 2018 Long Term Incentive Plan, as amended (“2018 LTIP”), was made and adopted by the Board of Directors (“Board”) of Prothena Corporation plc, a public limited company organized under the laws of Ireland (the “Company”), on February 28, 2023, effective as of May 16, 2023, the date approved by the Company’s shareholders (the “Amendment Date”).

RECITALS

WHEREAS, the Company maintains the 2018 LTIP; and

WHEREAS, the Board believes it is in the best interests of the Company and its shareholders to amend the 2018 LTIP to increase the number of ordinary shares authorized for issuance under the 2018 LTIP.

NOW, THEREFORE, BE IT RESOLVED, that the 2018 LTIP is hereby amended as follows, effective as of the Amendment Date:

AMENDMENT

1.Section 2.28 of the 2018 LTIP is hereby amended and restated in its entirety as follows:

“2.28 “Overall Share Limit” means the sum of (i) 9,100,000 Shares; (ii) the aggregate number of Shares that remain available for future awards under the Prior Plan as of immediately prior to the Effective Date; and (iii) any Shares that are subject to Prior Plan Awards that become available for issuance under the Plan pursuant to Article V.”

2.This Fourth Amendment shall be and hereby is incorporated into and forms a part of the 2018 LTIP, and except as expressly provided herein, all terms and conditions of the 2018 LTIP shall remain in full force and effect.

FIFTH AMENDMENT TO THE
PROTHENA CORPORATION PLC
2018 LONG TERM INCENTIVE PLAN

This Fifth Amendment (this “Fifth Amendment”) to the Prothena Corporation plc 2018 Long Term Incentive Plan, as amended (“2018 LTIP”), was made and adopted by the Board of Directors (“Board”) of Prothena Corporation plc, a public limited company organized under the laws of Ireland (the “Company”), on February 21, 2024, effective as of May 14, 2024, the date approved by the Company’s shareholders (the “Amendment Date”).

RECITALS

WHEREAS, the Company maintains the 2018 LTIP; and

WHEREAS, the Board believes it is in the best interests of the Company and its shareholders to amend the 2018 LTIP to increase the number of ordinary shares authorized for issuance under the 2018 LTIP.

NOW, THEREFORE, BE IT RESOLVED, that the 2018 LTIP is hereby amended as follows, effective as of the Amendment Date:

AMENDMENT

1.Section 2.28 of the 2018 LTIP is hereby amended and restated in its entirety as follows:

“2.28 “Overall Share Limit” means the sum of (i) 11,100,000 Shares; (ii) the aggregate number of Shares that remain available for future awards under the Prior Plan as of immediately prior to the Effective Date; and (iii) any Shares that are subject to Prior Plan Awards that become available for issuance under the Plan pursuant to Article V.”

2.This Fifth Amendment shall be and hereby is incorporated into and forms a part of the 2018 LTIP, and except as expressly provided herein, all terms and conditions of the 2018 LTIP shall remain in full force and effect.

SIXTH AMENDMENT TO THE
PROTHENA CORPORATION PLC
2018 LONG TERM INCENTIVE PLAN

This Sixth Amendment (this “Sixth Amendment”) to the Prothena Corporation plc 2018 Long Term Incentive Plan, as amended (“2018 LTIP”), was made and adopted by the Board of Directors (“Board”) of Prothena Corporation plc, a public limited company organized under the laws of Ireland (the “Company”), on February 26, 2025, effective as of May 13, 2025, the date approved by the Company’s shareholders (the “Amendment Date”).

RECITALS

WHEREAS, the Company maintains the 2018 LTIP; and

WHEREAS, the Board believes it is in the best interests of the Company and its shareholders to amend the 2018 LTIP to increase the number of ordinary shares authorized for issuance under the 2018 LTIP.

NOW, THEREFORE, BE IT RESOLVED, that the 2018 LTIP is hereby amended as follows, effective as of the Amendment Date:

AMENDMENT

1.Section 2.28 of the 2018 LTIP is hereby amended and restated in its entirety as follows:

“2.28 “Overall Share Limit” means the sum of (i) 13,100,000 Shares; (ii) the aggregate number of Shares that remain available for future awards under the Prior Plan as of immediately prior to the Effective Date; and (iii) any Shares that are subject to Prior Plan Awards that become available for issuance under the Plan pursuant to Article V.”

2.This Sixth Amendment shall be and hereby is incorporated into and forms a part of the 2018 LTIP, and except as expressly provided herein, all terms and conditions of the 2018 LTIP shall remain in full force and effect.